Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements
Commitments and Contingencies
Commitments and Contingencies
We have guaranteed the repayment of $95.4 million of economic development bonds issued by various municipalities in connection with certain commercial developments. We will be required to make payments under our guarantees to the extent that incremental taxes from specified developments are not sufficient to pay the bond debt service. Management does not believe that it is probable that we will be required to make any significant payments in satisfaction of these guarantees.

We also have guaranteed the repayment of secured and unsecured loans of six of our unconsolidated subsidiaries. At December 31, 2010, the maximum guarantee exposure for these loans was approximately $245.4 million. Included in our total guarantee exposure is a joint and several guarantee of the construction loan agreement of the 3630 Peachtree joint venture. A contingent liability in the amount of $36.3 million was established in 2009 based on the probability of us being required to pay this obligation to the lender.
We lease certain land positions with terms extending to December 2080, with a total obligation of $103.6 million. No payments on these ground leases are material in any individual year.
We are subject to various legal proceedings and claims that arise in the ordinary course of business. In the opinion of management, the amount of any ultimate liability with respect to these actions will not materially affect our consolidated financial statements or results of operations.